Commitments and Contingencies	9 Months Ended	12 Months Ended
	Jun. 30, 2013	Sep. 30, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

6. Contingencies

        The Company is involved from time to time in claims that arise in the normal course of its business. The Company is not presently subject to any material litigation nor, to management's knowledge, is any litigation threatened against the Company that collectively is expected to have a material adverse effect on the Company's cash flows, financial condition or results of operations.

10. Commitments and Contingencies

        The Company leases office space in two commercial buildings and has other office equipment leases. For the two office leases the Company is also responsible for operating expenses and the leases contain escalation clauses. Rent expense, net of the change in liability related to the former headquarter space, for the years ended September 30, 2010, 2011 and 2012 was $94, $110, and $258, respectively.

        The following is a schedule of future minimum rental payments required under all of the Company's operating lease agreements for the years ending September 30:

2013	$342
2014	332
2015	292
2016	250
2017	98

$1,314

        The Company is involved from time to time in claims that arise in the normal course of its business. The Company is not presently subject to any material litigation nor, to management's knowledge, is any litigation threatened against the Company that collectively is expected to have a material adverse effect on the Company's cash flows, financial condition or results of operations.